Exhibit 10.1
FIFTH AMENDMENT TO
THE SPECTRANETICS CORPORATION
2006 INCENTIVE AWARD PLAN
     THIS FIFTH AMENDMENT TO THE SPECTRANETICS CORPORATION 2006 INCENTIVE AWARD PLAN (this “Fifth Amendment”), dated as of April 15, 2008, is made and adopted by The Spectranetics Corporation (the “Company”), subject to approval by the stockholders of the Company. Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to them in the Plan (as defined below).
RECITALS
     WHEREAS, the Company maintains The Spectranetics Corporation 2006 Incentive Award Plan, as amended by the First Amendment, dated as of December 11, 2006, the Second Amendment, dated as of June, 19, 2007, the Third Amendment, dated as of August 13, 2007 and the Fourth Amendment, dated as of April 15, 2008 (the “Plan”);
     WHEREAS, the Company desires to amend the Plan as set forth herein; and
     WHEREAS, pursuant to Section 14.1 of the Plan, the Plan may be amended at any time and from time to time with the approval of the Board of Directors of the Company, provided that approval by the stockholders of the Company is required for any amendment to the Plan that increases the number of shares available under the Plan (other than certain adjustments under the Plan).
     NOW, THEREFORE, BE IT RESOLVED, that, subject to approval by the stockholders of the Company, the Plan be amended as follows:
     1. Section 3.1(a) of the Plan is hereby amended and restated in its entirety as follows:
          “(a) Subject to Article 11 and Section 3.1(b), the aggregate number of shares of Stock which may be issued or transferred pursuant to Awards under the Plan shall be equal to the sum of (x) 1,150,000, (y) any shares of Stock which as of the Effective Date are available for issuance under the 1997 Plan, and (z) any shares of Stock subject to awards under the 1997 Plan which terminate, expire, lapse for any reason or are settled in cash on or after the Effective Date; provided, however, that such aggregate number of shares of Stock available for issuance under the Plan shall be reduced by 1.50 shares for each share of Stock delivered in settlement of any Full Value Award. In order that the applicable regulations under the Code relating to Incentive Stock Options be satisfied, the maximum number of shares of Stock that may be delivered under the Plan upon the exercise of Incentive Stock Options shall be that number of shares specified in Section 3.1(a)(x) above.”
     2. This Fifth Amendment shall be effective as of the date of approval by the stockholders of the Company.

     3. Upon the approval by the stockholders of the Company, this Fifth Amendment shall be incorporated in and form a part of the Plan.
     4. Except as set forth herein, the Plan shall remain in full force and effect.
          I hereby certify that the foregoing Fifth Amendment was duly adopted by the Board of Directors of The Spectranetics Corporation on April 15, 2008.
* * * * *
          I hereby certify that the foregoing Fifth Amendment was approved by the stockholders of The Spectranetics Corporation on June 18, 2008.
          Executed on this 18th day of June, 2008.

By:	/s/ Roger Wertheimer
	Name:	Roger Wertheimer
	Title:	Secretary